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                                                                 EXHIBIT 10.71.5


                                (PANAMSAT LOGO)

MICHAEL J. INGLESE, CFA
EXECUTIVE VICE PRESIDENT
& CHIEF FINANCIAL OFFICER

                                December 31, 2003

Mr. Joseph R. Wright
President and CEO
PanAmSat Corporation
20 Westport Road
Wilton, CT 06897

RE: Employment Agreement dated August 20, 2001, as amended by Letter of February 3, 2003 (the "February 3 Letter") and by Letter of February 5, 2003 (the "February 5 Letter") (collectively called the "Employment Agreement")

Dear Joe:

Reference is hereby made to a letter dated October 28, 2003 from Jack Shaw to you and countersigned by you on October 31, 2003 (herein the "October 28 Letter"), purporting to amend the Employment Agreement. The purpose of this letter is to acknowledge our agreement that the October 28 Letter is hereby annulled and rendered null and void and of no force or effect and to confirm that the Employment Agreement remains in full force and effect as if the October 28 Letter had not been signed.

Please countersign a copy of this letter where indicated below and return it to me at which time the October 28 Letter will be annulled and rendered null and void and of no legal force or effect.

                                                     Sincerely,

                                                    /s/ MICHAEL J. INGLESE
                                                    Michael J. Inglese
                                                    Executive Vice President and
                                                    Chief Financial Officer

Agreed to and accepted this 31st day of December, 2003-12-31

/s/ JOSEPH R. WRIGHT
---------------------------------------
Joseph R. Wright

                              PANAMSAT CORPORATION
              20 WESTPORT ROAD - WILTON, CONNECTICUT 06897 - USA -
                     TEL 1.203.210.8000 - FAX 1.203.210.8001